UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Strategic Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

20 Portfolio Summary

21 Investment Portfolio

38 Financial Statements

42 Financial Highlights

46 Notes to Financial Statements

60 Report of Independent Registered Public Accounting Firm

61 Tax Information

62 Shareholder Meeting Results

64 Investment Management Agreement Approval

69 Summary of Management Fee Evaluation by Independent Fee Consultant

74 Trustees and Officers

78 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Through its global alpha overlay strategy, the fund may use futures, options, currency forwards and other instruments. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.07%, 1.85% and 1.84% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-14.22%	-.17%	3.09%	3.77%
Class B	-15.09%	-.99%	2.21%	2.87%
Class C	-14.98%	-1.03%	2.21%	2.99%
Barclays Capital US Government/Credit Index+	-1.06%	3.02%	3.08%	4.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/08	$ 3.80	$ 3.80	$ 3.82
10/31/07	$ 4.70	$ 4.71	$ 4.73
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .20	$ .16	$ .16
Tax Return of Capital	$ .07	$ .07	$ .07
October Income Dividend	$ .0198	$ .0171	$ .0173
SEC 30-day Yield as of 10/31/08++	6.63%	6.39%	6.21%
Current Annualized Distribution Rate as of 10/31/08++	6.25%	5.40%	5.43%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Multi-Sector Income Funds as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	62	of	147	42
3-Year	31	of	117	27
5-Year	17	of	98	18
10-Year	37	of	67	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Barclays Capital US Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,192	$9,500	$11,118	$13,828
	Average annual total return	-18.08%	-1.69%	2.14%	3.29%
Class B	Growth of $10,000	$8,249	$9,544	$11,072	$13,267
	Average annual total return	-17.51%	-1.55%	2.06%	2.87%
Class C	Growth of $10,000	$8,502	$9,695	$11,155	$13,430
	Average annual total return	-14.98%	-1.03%	2.21%	2.99%
Barclays Capital US Government/Credit Index+	Growth of $10,000	$9,894	$10,934	$11,638	$15,997
	Average annual total return	-1.06%	3.02%	3.08%	4.81%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Government/Credit Index (name changed from Lehman Brothers US Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.92% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Strategic Income Fund	1-Year	3-Year	Life of Class*
Class S	-14.06%	.02%	.16%
Barclays Capital US Government/Credit Index+	-1.06%	3.02%	2.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 3.80
10/31/07	$ 4.70
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .20
Tax Return of Capital	$ .07
October Income Dividend	$ .0204
SEC 30-day Yield as of 10/31/08++	7.17%
Current Annualized Distribution Rate as of 10/31/08++	6.44%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.85% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 6.12% for Class S shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Multi-Sector Income Funds as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	56	of	147	38
3-Year	26	of	117	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Barclays Capital US Government/Credit Index+

Comparative Results as of 10/31/08
DWS Strategic Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$8,594	$10,007	$10,061
	Average annual total return	-14.06%	.02%	.16%
Barclays Capital US Government/Credit Index+	Growth of $10,000	$9,894	$10,934	$10,955
	Average annual total return	-1.06%	3.02%	2.46%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Barclays Capital US Government/Credit Index (name changed from Lehman Brothers US Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 847.60	$ 844.20	$ 843.30	$ 846.60
Expenses Paid per $1,000*	$ 5.29	$ 8.62	$ 8.71	$ 4.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,019.41	$ 1,015.79	$ 1,015.69	$ 1,020.66
Expenses Paid per $1,000*	$ 5.79	$ 9.42	$ 9.53	$ 4.52
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.14%	1.86%	1.88%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined the fund in 2005.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Fixed Income: NewYork.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi

Director of Deutsche Asset Managementand Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Senior portfolio manager for Quantitative Strategies: NewYork.

• Joined the fund in 2007.

• BA and MBA, University of Miami.

RobertWang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: NewYork.

• Joined the fund in 2007.

• BS, The Wharton School, University of Pennsylvania.

In the following interview, the portfolio management team discusses market conditions and DWS Strategic Income Fund's investment strategy during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the bond market perform during the past year?

A: The rapid swings in stock prices garnered the most attention during the past 12 months, but the bond market also had its share of volatility. The cause of this volatility was the ongoing fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. The resulting credit crunch led to a rapid slowdown in global economic growth in the final two months of the period. While a slowdown in the United States was widely anticipated by investors, the downturn in international growth trends proved surprising for those who anticipated that the overseas economies would weather the US recession with few ill effects.

In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. Lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin.1 The situation was largely the same overseas, where the best performance was generated by the government bond markets of developed economies. Emerging-markets bonds lagged, as would be expected at a time of heightened risk aversion, but the asset class held up much better than it did during the crisis periods of the 1990s and earlier this decade.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2008 was -14.22%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other shares classes and more complete performance information.) The fund underperformed both the -1.06% return of its benchmark, the Barclays Capital US Government/Credit Index, but outpaced the -15.36% average return of the funds in its Lipper peer group, Multi-Sector Income Funds.2,3 The fund is also ahead of the peer group for the three-, five- and 10-year periods.

2 The Barclays Capital US Government/Credit Index (name changed from Lehman Brothers US Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment-grade. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

We're disappointed with the fund's recent performance, but we also recognize that the past year was one of the most unusual periods in financial history. In the past, the fund's extensive diversification among a wide range of fixed-income asset classes was one of the most important factors in its strong long-term track record. During the past year, however, the fact that the non-government segments of the bond market underperformed by such a wide margin meant that diversification actually proved to be a weakness. This helps account not just for the fund's underperformance, but also the large gap between the returns of the benchmark and the Lipper peer group. Nevertheless, we believe the fund's ability to invest across a wide range of asset classes, geographic regions and yield curve positions will continue to provide a high level of flexibility to find opportunities or avoid risk.4 At a time when yields have moved to historically attractive levels for a wide range of asset classes, we believe the ability to diversify will enable us to take advantage of values as they emerge.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep", this is especially true.

Q: Please discuss the fund's performance and positioning in the two segments that hurt it the most: high yield and the emerging markets.

A: Consistent with the broader investment backdrop, the worst-performing segment of the fund was high yield. The asset class came under significant pressure as the credit crisis and resulting market illiquidity caused the sector to underperform the broader bond market by a wide margin. One outcome of this sell-off is that yield spreads have moved near the historically high levels registered in 1991 and 2002, providing us with the opportunity to find attractive values in this area.5 While we added some value by reducing the fund's position in high yield during the first half of 2008, holding anything higher than a zero weighting in high yield was a negative given that the benchmark has no position in this market segment.

Emerging-markets bonds also underperformed the broader fixed-income market, so — as with high-yield bonds — holding any weighting in this asset class was a negative for performance relative to the benchmark. While this sector helped performance in the first half of the year, it weighed heavily on the fund's return during the "flight to quality" in September and October. We tend to favor the higher-quality credits in the asset class (such as Brazil and Mexico), and we invest in hard currency (dollar-denominated) debt rather than debt issued in local currencies. While this approach would typically be considered conservative, it did not protect the fund given the broad, indiscriminate nature of the sell-off in emerging-markets bonds.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How has the fund been positioned in the US bond market?

A: As of the close of the period, 26% of the fund was invested in the non-high-yield segment of the US market. We increased this weighting throughout the first three-quarters of the year, reflecting our view that the US economy was experiencing a significant slowdown. While we were correct on this front, we positioned the fund with an underweight in US Treasuries.6 We therefore were not able to capture the full benefit of the rally in this asset class.

The underweight in Treasuries funded overweight positions in domestic spread sectors, which was a negative for the fund's performance.7 During the middle part of 2008, we sought to take advantage of soaring yield spreads for investment-grade corporate bonds by establishing a position in this market segment. Unfortunately, the heightened risk aversion that characterized the final weeks of the period caused spreads to rise to even higher levels. As a result, the fund's weighting in corporates proved to be a negative for its short-term performance. We also increased the fund's position in commercial mortgage-backed securities (CMBS) during the same time period, but yield spreads widened further in this asset class as well. Longer term, however, we believe these positions can add value as the credit crunch inevitably subsides and yield spreads revert closer to their historical levels.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 Spread sectors are those, such as corporate bonds, that are priced based on the difference in their yields relative to Treasuries.

Q: How did the fund's overseas positions affect performance?

A: The non-emerging-market portion of the fund's overseas holdings produced a slightly negative return, but it held up better than investments in high yield, the emerging markets or domestic spread sectors. In Europe, the fund benefited from holding only government bonds in favor of corporates or mortgage-related issues, but an overweight in shorter-term euro-denominated bonds detracted from performance. The fund continues to hold overweight positions in the higher-yielding issuers in the asset class, including Spain and Greece.

At the close of the period, the fund had 27% of assets invested in non-emerging-market international bonds. This represents an increase compared with the allocation held in this area coming into the summer. The basis for this shift is our view that while the US Federal Reserve Board (the Fed) is likely nearing the end of its rate-cutting cycle, there is latitude for further interest rate cuts in Europe and the United Kingdom. We therefore believe the relative value in these regions has become increasingly attractive.

Q: How did the DWS global asset allocation strategy affect performance?

A: In addition to the main investment strategy, we employ a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts. This strategy is expected to have a low correlation to the fund's bond holdings.

During the past year, the iGAP strategy detracted from the fund's return. The strategy's positions in bonds added value, but this was more than offset by the negative performance from the currency positions. Although the iGAP strategy underperformed during the past 12 months, it should be noted that it aided performance during the previous fiscal year. We continue to view this strategy as an effective way to improve the fund's risk-adjusted returns over the long run.

Q: Do you have any closing thoughts for investors?

A: At a time when the movements of bond prices remain closely tied to investors' ever-shifting appetite for risk, specific news events are leading to historically high levels of day-to-day volatility. While this can be unnerving to individual investors in the short term, it also provides long-term opportunities for those willing to capitalize when markets "overshoot" on both the upside and the downside. Given our high degree of flexibility to move among the various market segments, we believe the fund is well positioned to take advantage of this volatility.

Overall, we believe this unusual environment provides fertile ground for our long-term approach — which seeks to identify value through intensive fundamental research.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Government & Agency Obligations	46%	47%
Corporate Bonds	36%	37%
Mortgage-Backed Securities Pass-Throughs	5%	—
Cash Equivalents	5%	8%
Commercial and Non-Agency Mortgage-Backed Securities	2%	4%
Loan Participation and Assignments	2%	2%
Municipal Bonds and Notes	1%	—
Collateralized Mortgage Obligations	1%	—
Open End Investment Companies	1%	1%
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/08	10/31/07

AAA*	30%	30%
AA	—	1%
A	15%	3%
BBB	5%	5%
BB	18%	18%
B	16%	22%
CCC and CC	4%	9%
Not Rated	12%	12%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	10/31/08	10/31/07

Effective maturity	7.4 years	6.5 years
Average duration	5.2 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 37.4%
Consumer Discretionary 3.4%
AMC Entertainment, Inc., 8.0%, 3/1/2014	465,000	330,150
American Achievement Corp., 144A, 8.25%, 4/1/2012	115,000	114,713
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	199,062	189,109
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	270,000	118,800
8.0%, 3/15/2014	115,000	57,500
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	295,000	185,850
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	90,000	87,300
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	190,000	115,900
Carrols Corp., 9.0%, 1/15/2013	120,000	77,400
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	680,000	552,500
CSC Holdings, Inc.:
6.75%, 4/15/2012	210,000	181,650
Series B, 7.625%, 4/1/2011	230,000	211,600
Series B, 8.125%, 7/15/2009	220,000	210,650
Series B, 8.125%, 8/15/2009	435,000	416,512
Denny's Holdings, Inc., 10.0%, 10/1/2012	80,000	60,800
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	630,000	529,200
Dollarama Group LP, 8.883%***, 8/15/2012 (b)	196,000	137,200
EchoStar DBS Corp.:
6.375%, 10/1/2011	310,000	275,900
6.625%, 10/1/2014	335,000	268,837
7.125%, 2/1/2016	260,000	208,650
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	270,000	36,450
General Motors Corp.:
7.4%, 9/1/2025	145,000	37,700
8.375%, 7/15/2033	355,000	115,375
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	235,000	176,250
Group 1 Automotive, Inc., 8.25%, 8/15/2013	115,000	75,900
Hertz Corp., 8.875%, 1/1/2014	595,000	434,350
Idearc, Inc., 8.0%, 11/15/2016	540,000	74,925
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	155,000	77,500
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	265,000	128,525
Kabel Deutschland GmbH, 10.625%, 7/1/2014	360,000	302,400
Lamar Media Corp., Series C, 6.625%, 8/15/2015	155,000	113,925
Liberty Media LLC:
5.7%, 5/15/2013	30,000	20,863
8.25%, 2/1/2030	190,000	104,389
8.5%, 7/15/2029	310,000	173,409
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	120,000	96,000
MGM MIRAGE:
6.625%, 7/15/2015	130,000	76,050
6.75%, 9/1/2012	365,000	233,600
8.375%, 2/1/2011 (c)	245,000	142,100
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	234,500
Norcraft Holdings LP, 9.75%, 9/1/2012	565,000	463,300
Penske Automotive Group, Inc., 7.75%, 12/15/2016	490,000	233,975
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	155,000	117,025
Quebecor Media, Inc., 7.75%, 3/15/2016	160,000	110,800
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	180,000	25,200
Quiksilver, Inc., 6.875%, 4/15/2015	230,000	110,400
Reader's Digest Association, Inc., 9.0%, 2/15/2017	180,000	50,850
Sabre Holdings Corp., 8.35%, 3/15/2016	200,000	86,000
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	275,000	181,500
Shaw Communications, Inc., 8.25%, 4/11/2010	310,000	304,575
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	190,000	93,100
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	725,000	203,000
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (c)	215,000	177,375
Sirius XM Radio, Inc., 9.625%, 8/1/2013 (c)	505,000	156,550
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	225,000	103,500
Travelport LLC:
7.436%***, 9/1/2014	170,000	74,800
9.875%, 9/1/2014	35,000	16,625
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	55,000	14,163
United Components, Inc., 9.375%, 6/15/2013	40,000	24,800
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	460,000	404,542
144A, 10.375%, 2/15/2015	175,000	115,281
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	235,000	202,175
144A, 8.0%, 11/1/2016 EUR	120,000	91,768
Vitro SAB de CV, 9.125%, 2/1/2017	815,000	254,688
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,165,000	83,006
		10,683,430
Consumer Staples 2.6%
Alliance One International, Inc., 8.5%, 5/15/2012	120,000	92,400
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	61,126
9.0%, 4/15/2031	510,000	451,929
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	145,000	89,900
Kimberly-Clark Corp., 7.5%, 11/1/2018	1,145,000	1,147,176
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	873,750	537,356
Philip Morris International, Inc., 6.375%, 5/16/2038	1,365,000	1,081,982
Reynolds American, Inc., 6.75%, 6/15/2017	2,400,000	1,800,708
Safeway, Inc., 7.5%, 9/15/2009	2,000,000	2,005,080
Smithfield Foods, Inc., 7.75%, 7/1/2017	80,000	50,400
Viskase Companies, Inc., 11.5%, 6/15/2011	1,330,000	1,064,000
		8,382,057
Energy 4.4%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	515,000	347,625
Belden & Blake Corp., 8.75%, 7/15/2012	1,150,000	925,750
Bristow Group, Inc., 7.5%, 9/15/2017	260,000	195,000
Chaparral Energy, Inc.:
8.5%, 12/1/2015	375,000	191,250
8.875%, 2/1/2017	140,000	71,400
Chesapeake Energy Corp.:
6.25%, 1/15/2018	145,000	102,950
6.875%, 1/15/2016	635,000	509,587
7.25%, 12/15/2018	435,000	328,425
7.5%, 6/15/2014	110,000	90,475
Cimarex Energy Co., 7.125%, 5/1/2017	185,000	148,000
Delta Petroleum Corp., 7.0%, 4/1/2015	420,000	198,450
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	75,000	62,625
8.375%, 5/1/2016	410,000	303,400
El Paso Corp.:
7.25%, 6/1/2018	375,000	281,250
9.625%, 5/15/2012	180,000	163,137
EXCO Resources, Inc., 7.25%, 1/15/2011	355,000	287,550
Forest Oil Corp., 144A, 7.25%, 6/15/2019	130,000	88,400
Frontier Oil Corp.:
6.625%, 10/1/2011	180,000	159,300
8.5%, 9/15/2016	330,000	287,100
Gaz Capital (Gazprom), 144A, 6.51%, 3/7/2022	785,000	455,300
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	55,000	48,200
KCS Energy, Inc., 7.125%, 4/1/2012	945,000	675,675
Mariner Energy, Inc.:
7.5%, 4/15/2013	215,000	148,350
8.0%, 5/15/2017	265,000	156,350
Newfield Exploration Co., 7.125%, 5/15/2018	390,000	275,437
OPTI Canada, Inc.:
7.875%, 12/15/2014	325,000	195,000
8.25%, 12/15/2014	630,000	374,850
Pemex Project Funding Master Trust:
144A, 5.75%, 3/1/2018	1,570,000	1,224,600
REG S, 6.375%, 8/5/2016 EUR	100,000	101,926
Petrobras International Finance Co., 5.875%, 3/1/2018	330,000	259,053
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	255,000	172,762
9.125%, 7/15/2013	250,000	192,500
Petronas Capital Ltd., REG S, 7.875%, 5/22/2022	290,000	247,548
Plains Exploration & Production Co.:
7.0%, 3/15/2017	220,000	144,100
7.625%, 6/1/2018	435,000	284,925
Quicksilver Resources, Inc., 7.125%, 4/1/2016	640,000	409,600
Range Resources Corp., 7.25%, 5/1/2018	45,000	36,338
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	170,000	113,050
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	320,000	262,400
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	140,000	65,800
Stone Energy Corp.:
6.75%, 12/15/2014	430,000	275,200
8.25%, 12/15/2011	685,000	561,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	190,000	139,392
Tesoro Corp., 6.5%, 6/1/2017	220,000	147,400
Whiting Petroleum Corp.:
7.0%, 2/1/2014	255,000	181,050
7.25%, 5/1/2012	450,000	355,500
7.25%, 5/1/2013	110,000	82,500
Williams Companies, Inc.:
8.125%, 3/15/2012	695,000	632,450
8.75%, 3/15/2032	1,010,000	823,150
Williams Partners LP, 7.25%, 2/1/2017	190,000	151,050
		13,934,830
Financials 12.6%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	540,000	356,400
Ashton Woods USA LLC, 9.5%, 10/1/2015**	540,000	108,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	115,000	40,250
CIT Group, Inc., 5.4%, 2/13/2012	1,600,000	913,195
Citigroup, Inc., 6.5%, 8/19/2013	305,000	289,127
Commonwealth Bank of Australia, 8.7%***, 7/21/2016	4,000,000	3,395,400
Conproca SA de CV, REG S, 12.0%, 6/16/2010	787,650	821,125
Depfa ACS Bank, 144A, 9.5%***, 10/6/2023	4,000,000	3,340,000
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,395,000	844,587
7.875%, 6/15/2010	525,000	352,739
GMAC LLC, 6.875%, 9/15/2011	2,320,000	1,358,706
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	535,000	321,000
8.875%, 4/1/2015 (PIK)	350,000	203,000
9.75%, 4/1/2017	285,000	159,600
Hexion US Finance Corp., 9.75%, 11/15/2014	125,000	79,375
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	750,000	596,250
iPayment, Inc., 9.75%, 5/15/2014	165,000	123,750
Kreditanstalt fuer Wiederaufbau:
2.05%, 2/16/2026 JPY	1,000,000,000	9,472,135
5.0%, 1/4/2009 EUR	4,000,000	5,106,314
5.0%, 7/4/2011 EUR	7,000,000	9,227,589
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	185,000	92,500
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	340,000	142,800
NiSource Finance Corp.:
6.15%, 3/1/2013	30,000	24,542
7.875%, 11/15/2010	55,000	49,660
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	240,000	108,000
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	210,000	199,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	39,000	33,930
Sprint Capital Corp.:
7.625%, 1/30/2011	210,000	174,300
8.375%, 3/15/2012	85,000	68,425
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	660,000	31,350
UCI Holdco, Inc., 10.316%***, 12/15/2013 (PIK)	281,075	106,809
Universal City Development Partners, 11.75%, 4/1/2010	955,000	764,000
Wachovia Corp., 3.625%, 2/17/2009	1,000,000	987,960
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,750
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	175,000	167,285
144A, 10.75%, 12/1/2015	75,000	57,750
		40,127,103
Health Care 1.6%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	480,000	316,800
Boston Scientific Corp., 6.0%, 6/15/2011	295,000	264,025
Community Health Systems, Inc., 8.875%, 7/15/2015	1,670,000	1,398,625
HCA, Inc.:
9.125%, 11/15/2014	305,000	262,300
9.25%, 11/15/2016	1,050,000	892,500
9.625%, 11/15/2016 (PIK)	335,000	269,675
HEALTHSOUTH Corp., 10.75%, 6/15/2016 (c)	180,000	162,900
IASIS Healthcare LLC, 8.75%, 6/15/2014	275,000	217,250
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	220,000	180,950
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	225,000	168,750
The Cooper Companies, Inc., 7.125%, 2/15/2015	385,000	308,000
Vanguard Health Holding Co., I LLC, Step-up Coupon, 0% to10/1/2009, 11.25% to 10/1/2015	270,000	211,950
Vanguard Health Holding Co., II LLC, 9.0%, 10/1/2014	590,000	489,700
		5,143,425
Industrials 2.9%
Actuant Corp., 6.875%, 6/15/2017	150,000	128,250
Allied Waste North America, Inc., 6.5%, 11/15/2010	155,000	144,925
ARAMARK Corp., 8.5%, 2/1/2015 (c)	85,000	72,675
Baldor Electric Co., 8.625%, 2/15/2017 (c)	195,000	149,175
BE Aerospace, Inc., 8.5%, 7/1/2018	435,000	374,100
Belden, Inc., 7.0%, 3/15/2017	195,000	149,175
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	85,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035 (c)	540,000	405,000
Cenveo Corp., 144A, 10.5%, 8/15/2016	215,000	181,675
Congoleum Corp., 8.625%, 8/1/2008**	480,000	360,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	495,000	490,050
6.875%, 11/1/2013	525,000	519,750
7.625%, 2/1/2018	635,000	628,650
Education Management LLC, 8.75%, 6/1/2014	35,000	25,550
Esco Corp.:
144A, 6.694%***, 12/15/2013	285,000	216,600
144A, 8.625%, 12/15/2013	360,000	288,000
General Cable Corp.:
6.258%***, 4/1/2015	305,000	176,900
7.125%, 4/1/2017	195,000	124,800
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	70,000	46,900
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	175,000	126,000
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	505,000	196,950
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	360,000	281,700
7.625%, 12/1/2013	520,000	406,900
9.375%, 5/1/2012	650,000	549,250
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	160,000	153,600
8.0%, 6/1/2015	395,000	324,888
Mobile Services Group, Inc., 9.75%, 8/1/2014	255,000	191,250
Moog, Inc., 144A, 7.25%, 6/15/2018	85,000	68,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	290,000	237,800
Ply Gem Industries, Inc., 11.75%, 6/15/2013	155,000	102,300
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017 (c)	695,000	149,425
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	170,000	117,300
Seitel, Inc., 9.75%, 2/15/2014	130,000	81,900
Titan International, Inc., 8.0%, 1/15/2012	730,000	649,700
TransDigm, Inc., 7.75%, 7/15/2014	115,000	92,000
United Rentals North America, Inc.:
6.5%, 2/15/2012	455,000	318,500
7.0%, 2/15/2014	570,000	310,650
US Concrete, Inc., 8.375%, 4/1/2014	210,000	131,250
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	67,178	15,673
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	140,000	105,000
		9,177,711
Information Technology 1.2%
Alion Science & Technology Corp., 10.25%, 2/1/2015	205,000	112,750
Cisco Systems, Inc., 5.5%, 2/22/2016	800,000	741,550
Flextronics International Ltd., 6.25%, 11/15/2014	45,000	34,200
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	575,000	255,875
L-3 Communications Corp.:
5.875%, 1/15/2015	625,000	512,500
Series B, 6.375%, 10/15/2015	270,000	224,100
7.625%, 6/15/2012	755,000	700,263
Lucent Technologies, Inc., 6.45%, 3/15/2029	695,000	340,550
MasTec, Inc., 7.625%, 2/1/2017	270,000	216,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	380,000	266,000
SunGard Data Systems, Inc., 10.25%, 8/15/2015	525,000	367,500
Vangent, Inc., 9.625%, 2/15/2015	155,000	91,450
		3,862,738
Materials 3.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	110,000	77,000
ARCO Chemical Co., 9.8%, 2/1/2020	1,740,000	817,800
Cascades, Inc., 7.25%, 2/15/2013	560,000	310,800
Chemtura Corp., 6.875%, 6/1/2016	450,000	281,250
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	215,000	139,750
CPG International I, Inc., 10.5%, 7/1/2013	490,000	316,050
Exopack Holding Corp., 11.25%, 2/1/2014	580,000	446,600
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	580,000	464,000
8.375%, 4/1/2017	1,140,000	894,900
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	439,605	320,911
144A, 10.698%***, 12/31/2009	719,000	524,870
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	130,000	90,350
9.5%, 12/1/2011	185,000	158,175
Hexcel Corp., 6.75%, 2/1/2015	790,000	600,400
Huntsman LLC, 11.625%, 10/15/2010	892,000	883,080
Innophos, Inc., 8.875%, 8/15/2014	100,000	88,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	385,000	196,350
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	540,000	432,000
Metals USA Holdings Corp., 9.883%***, 7/1/2012 (PIK)	140,000	77,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	60,500
Momentive Performance Materials, Inc., 9.75%, 12/1/2014 (c)	255,000	142,800
NewMarket Corp., 7.125%, 12/15/2016	455,000	373,100
NewPage Corp., 10.0%, 5/1/2012 (c)	405,000	275,400
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	220,000	215,909
Pliant Corp., 11.85%, 6/15/2009 (PIK)	5	4
Radnor Holdings Corp., 11.0%, 3/15/2010**	100,000	125
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	280,000	226,615
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	320,000	156,800
8.375%, 7/1/2012	185,000	94,350
Steel Dynamics, Inc.:
6.75%, 4/1/2015	80,000	52,400
7.375%, 11/1/2012	80,000	59,500
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	440,000	374,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	625,000	546,363
Witco Corp., 6.875%, 2/1/2026	135,000	59,400
Wolverine Tube, Inc., 10.5%, 4/1/2009	325,000	292,500
		10,049,052
Telecommunication Services 2.3%
BCM Ireland Preferred Equity Ltd., 144A, 11.964%***, 2/15/2017 (PIK) EUR	219,361	62,649
Centennial Communications Corp.:
10.0%, 1/1/2013	155,000	137,175
10.125%, 6/15/2013	315,000	278,775
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	600,000	456,000
8.375%, 1/15/2014 (c)	220,000	158,950
Cricket Communications, Inc.:
9.375%, 11/1/2014	475,000	385,937
144A, 10.0%, 7/15/2015	430,000	362,275
Embratel, Series B, 11.0%, 12/15/2008	79,000	77,815
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	110,589	94,001
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	200,000	132,553
Intelsat Corp.:
144A, 9.25%, 8/15/2014	90,000	77,400
144A, 9.25%, 6/15/2016	1,015,000	842,450
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	520,000	442,000
iPCS, Inc., 4.926%***, 5/1/2013	110,000	84,700
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	565,000	470,362
Millicom International Cellular SA, 10.0%, 12/1/2013	1,010,000	787,800
Qwest Corp.:
7.25%, 9/15/2025	70,000	46,550
7.875%, 9/1/2011	585,000	507,487
8.875%, 3/15/2012	130,000	113,750
Sprint Nextel Corp., 6.0%, 12/1/2016	215,000	148,888
Stratos Global Corp., 9.875%, 2/15/2013	150,000	126,750
Telesat Canada, 144A, 11.0%, 11/1/2015	620,000	372,000
Verizon Communications, Inc.:
8.75%, 11/1/2018	45,000	45,221
8.95%, 3/1/2039	265,000	269,333
Virgin Media Finance PLC:
8.75%, 4/15/2014	475,000	332,500
8.75%, 4/15/2014 EUR	335,000	239,105
West Corp., 9.5%, 10/15/2014	130,000	70,850
Windstream Corp.:
7.0%, 3/15/2019	255,000	155,550
8.625%, 8/1/2016	40,000	30,200
		7,309,026
Utilities 3.2%
AES Corp.:
8.0%, 10/15/2017	395,000	304,150
144A, 8.0%, 6/1/2020	425,000	312,375
144A, 8.75%, 5/15/2013	1,372,000	1,248,520
9.5%, 6/1/2009	275,000	265,375
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,840,000	1,683,600
CMS Energy Corp., 8.5%, 4/15/2011	880,000	839,782
Edison Mission Energy, 7.0%, 5/15/2017	450,000	356,063
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	600,000	462,000
Intergas Finance BV, REG S, 6.875%, 11/4/2011	1,145,000	744,250
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	205,000	171,175
Knight, Inc., 6.5%, 9/1/2012	340,000	297,500
Mirant Americas Generation LLC, 8.3%, 5/1/2011	485,000	444,987
Mirant North America LLC, 7.375%, 12/31/2013	150,000	131,063
NRG Energy, Inc.:
7.25%, 2/1/2014	495,000	433,125
7.375%, 1/15/2017	340,000	294,100
7.375%, 2/1/2016	390,000	336,375
Oncor Electric Delivery Co., 7.0%, 9/1/2022	185,000	147,887
Regency Energy Partners LP, 8.375%, 12/15/2013	293,000	222,680
Reliant Energy, Inc., 7.875%, 6/15/2017	495,000	378,675
Sierra Pacific Resources:
6.75%, 8/15/2017	470,000	369,655
8.625%, 3/15/2014	100,000	87,863
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	875,000	667,187
		10,198,387
Total Corporate Bonds (Cost $153,848,598)		118,867,759

Asset-Backed 0.6%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 4.96%***, 5/15/2014 (Cost $3,625,734)	3,800,000	1,900,000

Commercial and Non-Agency Mortgage-Backed Securities 2.4%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	3,719,000	3,344,619
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.448%***, 7/15/2041	2,000,000	1,199,301
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.736%***, 6/15/2049	3,600,000	3,136,985
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $8,759,064)		7,680,905

Collateralized Mortgage Obligations 1.3%
Fannie Mae Grantor Trust, "1A4", Series 2004-T2, 7.5%, 11/25/2043 (Cost $4,027,279)	3,881,715	4,006,659

Mortgage-Backed Securities Pass-Throughs 4.9%
Federal Home Loan Mortgage Corp., 5.5%, 6/1/2035 (j)	4,000,000	3,899,375
Federal National Mortgage Association, 5.5%, with various maturities from 11/1/2019 until 5/1/2035 (j)	8,000,000	7,893,125
Government National Mortgage Association, 5.0%, 3/1/2035 (j)	4,000,000	3,815,625
Total Mortgage-Backed Securities Pass-Throughs (Cost $15,888,125)		15,608,125

Government & Agency Obligations 48.5%
Sovereign Bonds 34.2%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	2,250,000	2,778,750
Dominican Republic:
144A, 8.625%, 4/20/2027	125,000	53,750
REG S, 9.5%, 9/27/2011	638,947	575,052
Federal Republic of Germany, Series 06, 4.0%, 7/4/2016 EUR	5,000,000	6,442,210
Federal Republic of Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	4,240
Federative Republic of Brazil:
6.0%, 1/17/2017 (c)	4,745,000	4,282,362
7.125%, 1/20/2037	1,045,000	959,833
7.875%, 3/7/2015	1,045,000	1,060,675
8.75%, 2/4/2025	830,000	846,600
8.875%, 10/14/2019	950,000	963,300
11.0%, 1/11/2012 (c)	2,270,000	2,474,300
11.0%, 8/17/2040 (c)	2,295,000	2,669,085
12.5%, 1/5/2016 BRL	1,155,000	444,191
Government of Canada, 4.5%, 6/1/2015 CAD	3,250,000	2,889,407
Government of Ukraine, REG S, 7.65%, 6/11/2013	785,000	392,500
Kingdom of Spain, 3.15%, 1/31/2016 EUR	4,600,000	5,467,062
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	2,750,000,000	28,638,636
Republic of Argentina:
3.127%***, 8/3/2012 (PIK)	1,642,500	586,848
5.83%, 12/31/2033 (PIK) ARS	432	50
Republic of Colombia:
7.375%, 1/27/2017 (c)	710,000	639,000
8.25%, 12/22/2014 (c)	85,000	81,600
10.0%, 1/23/2012 (c)	1,245,000	1,294,800
10.75%, 1/15/2013	335,000	356,775
Republic of El Salvador, 144A, 7.65%, 6/15/2035	2,245,000	1,189,850
Republic of Ghana, 144A, 8.5%, 10/4/2017	125,000	72,500
Republic of Greece:
3.6%, 7/20/2016 EUR	5,500,000	6,277,194
4.5%, 9/20/2037 EUR	7,750,000	8,166,041
Republic of Indonesia, 144A, 6.875%, 3/9/2017	1,470,000	970,200
Republic of Panama:
7.125%, 1/29/2026	630,000	519,750
9.375%, 1/16/2023	2,075,000	1,909,000
Republic of Peru:
6.55%, 3/14/2037	1,600,000	1,104,000
7.35%, 7/21/2025	3,805,000	3,215,225
Republic of Philippines, 8.375%, 2/15/2011	465,000	474,300
Republic of Turkey:
7.0%, 9/26/2016	1,690,000	1,368,900
7.25%, 3/15/2015	360,000	295,200
11.75%, 6/15/2010	2,045,000	2,096,125
12.375%, 6/15/2009	1,020,000	999,600
Republic of Uruguay:
7.625%, 3/21/2036 (c)	605,000	363,000
9.25%, 5/17/2017	735,000	617,400
Republic of Venezuela, 10.75%, 9/19/2013	3,250,000	2,210,000
Russian Federation, REG S, 7.5%, 3/31/2030	2,440,200	2,134,004
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	2,050,000	1,435,000
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	4,100,000	6,780,910
United Mexican States:
5.625%, 1/15/2017 (c)	499,000	444,110
Series A, 5.875%, 1/15/2014	2,050,000	1,916,750
Series A, 6.75%, 9/27/2034	318,000	263,940
		108,724,025
US Government Sponsored Agencies 1.0%
Federal Home Loan Bank, 7.45%***, 10/16/2023	2,400,000	2,400,000
Federal National Mortgage Association, 8.45%***, 2/27/2023	750,000	745,875
		3,145,875
US Treasury Obligations 13.3%
US Treasury Bill, 0.17%****, 1/15/2009 (d)	2,952,000	2,949,815
US Treasury Bonds:
4.375%, 2/15/2038	3,680,000	3,690,926
5.25%, 11/15/2028	3,490,000	3,711,399
US Treasury Inflation-Indexed Notes:
0.875%, 4/15/2010	4,626,440	4,348,493
2.0%, 4/15/2012	4,319,200	4,073,208
US Treasury Notes:
2.75%, 7/31/2010	9,750,000	9,973,948
3.125%, 9/30/2013	6,000,000	6,097,500
4.0%, 8/15/2018	7,345,000	7,354,754
		42,200,043
Total Government & Agency Obligations (Cost $170,884,785)		154,069,943

Loan Participations and Assignments 2.3%
Senior Loans***2.2%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.924%, 4/2/2014	107,556	79,592
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 5.674%, 6/20/2013	167,064	135,322
Buffets, Inc.:
DIP Term Loan B, LIBOR plus 7.25%, 10.424%, 1/22/2009	189,900	61,401
Letter of Credit, LIBOR plus 7.25%, 10.424%, 5/1/2013	53,403	17,267
Term Loan B, LIBOR plus 7.25%, 10.424%, 11/1/2013	359,221	116,149
Charter Communications Operating LLC:
Incremental Term Loan, LIBOR plus 5.0%, 8.174%, 3/6/2014	417,900	355,215
Term Loan, LIBOR plus 2.0%, 5.174%, 3/6/2014	591,023	441,789
Energy Future Holdings Corp.:
Term Loan B3, LIBOR plus 3.5%, 6.674%, 12/31/2012	1,811,700	1,426,940
Term Loan B2, LIBOR plus 3.5%, 6.674%, 10/10/2014	1,183,050	931,486
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 6.174%, 12/16/2013	219,442	121,625
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.424%, 9/16/2013	118,794	80,780
Golden Nugget, Inc., Term Loan, LIBOR plus 3.25%, 6.51%, 12/31/2014	230,000	92,000
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.174%, 3/26/2014	7,214	4,653
Term Loan B, LIBOR plus 2.0%, 5.174%, 3/26/2014	123,169	79,444
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 5.262%, 11/17/2012	1,535,314	1,302,062
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.424%, 5/5/2013	576,630	405,371
Term Loan C2, LIBOR plus 2.25%, 5.424%, 5/5/2013	157,483	110,710
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25% 8.758%, 6/13/2014 (PIK)	276,027	213,921
Longview Power LLC:
Demand Draw, 5.75%, 4/1/2014	53,667	36,896
Letter of Credit, 3.663%, 4/1/2014	15,333	10,542
Term Loan B, 5.125%, 4/1/2014	46,000	31,625
NewPage Corp., Term Loan, LIBOR plus 3.75%, 6.174%, 12/19/2014	49,625	41,023
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 5.424%, 9/30/2014	179,784	102,876
Symbion, Inc.:
Term Loan A, LIBOR plus 2.00%, 6.424%, 8/23/2013	94,600	66,220
Term Loan B, LIBOR plus 2.00%, 6.424%, 8/23/2014	94,600	66,220
Telesat Canada:
Term Loan B, LIBOR plus 3.0%, 6.42%, 10/31/2014	544,038	418,366
Delayed Draw Term Loan, LIBOR plus 3.0%, 6.174%, 10/31/2014	46,725	35,932
Tribune Co., Tranche B, LIBOR plus 3.0%, 6.5%, 5/19/2014	365,375	166,246
		6,951,673
Sovereign Loans 0.1%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	690,000	310,500
Total Loan Participations and Assignments (Cost $9,931,557)		7,262,173

Municipal Bonds and Notes 1.3%
Tacoma, WA, Electric Systems Revenue, Series A, Prerefunded, 5.75%, 1/1/2020 (e) (Cost $4,303,160)	4,000,000	4,295,720

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (f)	340,000	236,334
Xerox Capital Trust I, 8.0%, 2/1/2027 (c)	120,000	89,227
Total Preferred Securities (Cost $453,068)		325,561
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $271,627)	315,000	207,900
	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Vertis Holdings, Inc.*	3,350	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
Total Common Stocks (Cost $131,040)		9,838

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 12.0%* (Cost $13,911)	1	650

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	52,000	5,850
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	40	0
Total Warrants (Cost $1)		5,850

Open End Investment Company 1.2%
DWS Floating Rate Plus Fund, "Institutional" (g) (Cost $5,239,065)	539,137	3,908,744

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 2.63% (h) (i) (Cost $12,143,935)	12,143,935	12,143,935

Cash Equivalents 4.6%
Cash Management QP Trust, 2.30% (h) (Cost $14,494,531)	14,494,531	14,494,531
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $404,015,480)+	108.5	344,788,293
Other Assets and Liabilities, Net	(8.5)	(26,951,047)
Net Assets	100.0	317,837,246
* Non-income producing security.
** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	540,000	USD	510,181	108,000
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	360,000
Quebecor World, Inc.	9.75%	1/15/2015	180,000	USD	180,000	25,200
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	88,363	125
Tropicana Entertainment LLC	9.625%	12/15/2014	660,000	USD	520,338	31,350
					1,750,632	524,675
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $406,357,427. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $61,569,134. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,137,341 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,706,475.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 12/15/2008.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $11,670,159, which is 3.7% of net assets.
(d) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Bond is insured by this company:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Security Assurance, Inc.	1.2
(f) Date shown is call date; not a maturity date for the perpetual preferred securities.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc.
(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j) When-issued or delayed delivery securities included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements ofthe Securities Act of 1933.

At October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/15/2008	146	10,093,100	10,317,324	224,224
10 Year Canadian Government Bond	12/18/2008	158	15,493,255	15,362,167	(131,088)
Federal Republic of Germany Euro-Bund	12/8/2008	82	11,944,204	12,116,198	171,994
United Kingdom Treasury Bond	12/29/2008	124	22,317,339	22,208,961	(108,378)
Total net unrealized appreciation					156,752

At October 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	12/11/2008	31	43,287,582	43,420,769	(133,187)
10 Year US Treasury Note	12/19/2008	73	8,426,077	8,254,704	171,373
2 Year US Treasury Note	12/31/2008	83	17,800,409	17,830,734	(30,325)
Federal Republic of Germany Euro-Schatz	12/8/2008	102	13,612,394	13,782,378	(169,984)
Total net unrealized depreciation					(162,123)

At October 31, 2008, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Strike Rate (%)	Value ($)
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	12,000,000	10/13/2009	2.7	50,940
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	12,000,000	9/18/2009	3.12	55,067
Total Call Options (Premiums received $141,900)				106,007
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	12,000,000	10/13/2009	2.7	82,666
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	12,000,000	9/18/2009	3.12	158,797
Total Put Options (Premiums received $141,900)				241,463
Total Written Options (Total premiums received $283,800)				347,470

At October 31, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
8/15/2008 9/20/2013	800,000[1]	Fixed — 3.0%	Expedia, Inc., 7.456%, 8/15/2018	50,831
9/30/2008 12/20/2013	1,600,000[1]	Fixed — 2.2%	Darden Restaurants, Inc., 6.0%, 8/15/2035	60,547
10/8/2008 12/20/2013	800,000[2]	Fixed — 0.87%	Arrow Electronics, Inc., 6.875%, 6/1/2018	15,188
10/17/2008 12/20/2013	1,600,000[3]	Fixed — 0.75%	Walt Disney Co., 5.625%, 9/15/2016	(14,017)
5/2/2008 6/20/2013	215,000[4]	Fixed — 7.25%	ARCO Chemical Co., 9.8%, 2/1/2020	49,823
Total net unrealized appreciation				162,372

At October 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/4/2007 12/20/2008	200,000[2]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(10,746)
10/5/2007 12/20/2008	120,000[1]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(6,432)
10/4/2007 12/20/2008	210,000[5]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(17,216)
10/3/2007 12/20/2008	200,000[1]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(16,090)
2/14/2008 3/20/2009	225,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	(499)
11/21/2007 12/20/2008	220,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	695
2/26/2008 3/20/2009	275,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	1,464
Total net unrealized depreciation				(48,824)
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] Goldman Sachs & Co. [3] Bank of America Securities LLC [4] Merrill Lynch & Co., Inc. [5] Citigroup Global Markets, Inc.

As of October 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CAD	2,586,000	USD	2,409,335	12/15/2008	282,740
CAD	9,895,000	USD	9,253,207	12/15/2008	1,116,060
CHF	14,442,000	USD	12,690,685	12/15/2008	318,737
EUR	1,559,700	USD	2,107,752	11/17/2008	121,147
EUR	7,000,000	USD	10,104,500	12/23/2008	1,241,458
GBP	10,257,000	USD	17,676,902	12/15/2008	1,144,566
NOK	87,821,000	USD	13,118,968	12/15/2008	114,552
SEK	13,469,000	USD	1,964,299	12/15/2008	238,067
USD	25,082	EUR	19,700	11/17/2008	10
USD	7,246,939	JPY	768,027,000	12/15/2008	575,722
Total unrealized appreciation					5,153,059
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
JPY	450,000,000	USD	4,414,933	12/8/2008	(166,657)
JPY	795,632,000	USD	7,584,490	12/15/2008	(519,339)
JPY	513,943,000	USD	5,116,661	12/15/2008	(118,054)
USD	2,139,062	AUD	2,720,000	12/15/2008	(351,333)
USD	8,794,592	AUD	11,247,000	12/15/2008	(1,402,462)
USD	2,827,924	CAD	3,346,000	12/15/2008	(76,343)
USD	7,507,291	CHF	8,477,000	12/15/2008	(245,346)
USD	80,801	EUR	60,100	11/17/2008	(4,252)
USD	2,740,472	EUR	2,000,000	12/9/2008	(207,877)
USD	916,642	EUR	661,000	12/15/2008	(79,661)
USD	12,080,522	EUR	9,032,000	12/15/2008	(643,899)
USD	6,757,226	EUR	5,000,000	12/23/2008	(426,480)
USD	2,671,930	GBP	1,515,000	12/15/2008	(230,037)
USD	204,943	JPY	20,150,000	11/4/2008	(63)
USD	8,339,835	SEK	61,519,000	12/15/2008	(455,354)
USD	25,462,046	SGD	36,266,000	12/15/2008	(991,407)
USD	1,040,312	SGD	1,496,000	12/15/2008	(30,880)
USD	8,837,379	SGD	13,062,000	12/15/2008	(23,739)
Total unrealized depreciation					(5,973,183)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $372,137,949) — including $11,670,159 of securities loaned	$ 314,241,083
Investment in DWS Floating Rate Plus Fund (cost $5,239,065)	3,908,744
Investment in Daily Assets Fund Institutional (cost $12,143,935)*	12,143,935
Investment in Cash Management QP Trust (cost $14,494,531)	14,494,531
Total investments, at value (cost $404,015,480)	344,788,293
Cash	85,422
Foreign currency, at value (cost $609,132)	598,829
Receivable for investments sold	9,809,353
Receivable for Fund shares sold	303,291
Interest receivable	5,298,998
Unrealized appreciation on forward foreign currency exchange contracts	5,153,059
Net unrealized appreciation on credit default swap contracts	113,548
Foreign taxes recoverable	199,176
Due from Advisor	7,484
Other assets	21,658
Total assets	366,379,111
Liabilities
Payable for investments purchased	5,176,397
Payable for when-issued and delayed delivery securities purchased	19,778,024
Payable upon return of securities loaned	12,143,935
Payable for Fund shares redeemed	1,041,848
Payable for daily variation margin on open futures contracts	550,691
Net payable for closed credit default swap contracts	8,998
Unrealized depreciation on forward foreign currency exchange contracts	5,973,183
Options written, at value (premiums received $283,800)	347,470
Net payable on closed forward foreign currency exchange contracts	2,910,986
Accrued management fee	138,292
Other accrued expenses and payables	472,041
Total liabilities	48,541,865
Net assets, at value	$ 317,837,246
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Assets Consist of
Undistributed net investment income	2,808,896
Net unrealized appreciation (depreciation) on: Investments	(59,227,187)
Credit default swap contracts	113,548
Futures	(5,371)
Written options	(63,670)
Foreign currency	(943,941)
Accumulated net realized gain (loss)	(78,875,034)
Paid-in capital	454,030,005
Net assets, at value	$ 317,837,246
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($279,714,467 ÷ 73,704,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.80
Maximum offering price per share (100 ÷ 95.50 of $3.80)	$ 3.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,205,214 ÷ 2,686,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.80

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,687,050 ÷ 6,199,474 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.82
Class S Net Asset Value, offering and redemption price(a) per share ($4,230,515 ÷ 1,113,968 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.80
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends	$ 3,480
Dividends — DWS Floating Rate Plus Fund	273,079
Interest (net of foreign taxes withheld of $758)	21,230,997
Interest — Cash Management QP Trust	1,060,572
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	156,291
Total Income	22,724,419
Expenses: Management fee	2,013,336
Administration fee	191,128
Services to shareholders	687,740
Custodian fee	52,899
Distribution and service fees	1,186,805
Professional fees	117,878
Trustees' fees and expenses	35,482
Reports to shareholders and shareholder meeting	225,064
Registration fees	78,727
Other	87,570
Total expenses before expense reductions	4,676,629
Expense reductions	(71,693)
Total expenses after expense reductions	4,604,936
Net investment income	18,119,483
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,073,174)
Credit default swap contracts	9,401
Futures	2,997,796
Foreign currency	(3,290,876)
Payments by affiliates (see Note I)	5,442
Capital gain distribution from DWS Floating Rate Plus Fund	16,234
(6,335,177)
Change in net unrealized appreciation (depreciation) on: Investments	(61,296,067)
Credit default swap contracts	112,584
Unfunded loan commitments	(1,780)
Futures	(1,262,912)
Written options	(63,670)
Foreign currency	(4,667,797)
(67,179,642)
Net gain (loss)	(73,514,819)
Net increase (decrease) in net assets resulting from operations	$ (55,395,336)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 18,119,483	$ 19,556,711
Net realized gain (loss)	(6,335,177)	952,738
Change in net unrealized appreciation (depreciation)	(67,179,642)	5,026,175
Net increase (decrease) in net assets resulting from operations	(55,395,336)	25,535,624
Distributions to shareholders from: Net investment income: Class A	(14,992,319)	(19,404,896)
Class B	(542,822)	(991,297)
Class C	(1,085,863)	(1,284,943)
Class S	(175,428)	(145,958)
Net realized gains: Class A	—	(1,414,866)
Class B	—	(98,942)
Class C	—	(101,090)
Class S	—	(7,878)
Tax return of capital: Class A	(5,003,702)	—
Class B	(181,168)	—
Class C	(362,408)	—
Class S	(58,549)	—
Total distributions	(22,402,259)	(23,449,870)
Fund share transactions: Proceeds from shares sold	80,661,967	88,409,315
Reinvestment of distributions	16,883,423	16,725,128
Cost of shares redeemed	(94,934,454)	(73,618,453)
Redemption fees	4,552	18,633
Net increase (decrease) in net assets from Fund share transactions	2,615,488	31,534,623
Increase (decrease) in net assets	(75,182,107)	33,620,377
Net assets at beginning of period	393,019,353	359,398,976
Net assets at end of period (including undistributed net investment income of $2,808,896 and $188,113, respectively)	$ 317,837,246	$ 393,019,353

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.68	$ 4.69	$ 4.76	$ 4.53
Income (loss) from investment operations: Net investment income[a]	.22	.25	.24	.26	.28
Net realized and unrealized gain (loss)	(.85)	.07	.13	(.05)	.25
Total from investment operations	(.63)	.32	.37	.21	.53
Less distributions from: Net investment income	(.20)	(.28)	(.38)	(.28)	(.30)
Net realized gains	—	(.02)	—	—	—
Tax return of capital	(.07)	—	—	—	—
Total distributions	(.27)	(.30)	(.38)	(.28)	(.30)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.76
Total Return (%)[b]	(14.22)[c]	7.01[c]	8.37[c]	4.48	12.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	345	314	320	334
Ratio of expenses before expense reductions (%)	1.12	1.08	1.14	1.16	1.05
Ratio of expenses after expense reductions (%)	1.11	1.07	1.13	1.16	1.05
Ratio of net investment income (%)	4.76	5.30	5.24	5.53	6.01
Portfolio turnover rate (%)	185	137	175	130	169
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.68	$ 4.69	$ 4.76	$ 4.52
Income (loss) from investment operations: Net investment income[a]	.18	.21	.20	.22	.24
Net realized and unrealized gain (loss)	(.86)	.08	.13	(.05)	.25
Total from investment operations	(.68)	.29	.33	.17	.49
Less distributions from: Net investment income	(.16)	(.24)	(.34)	(.24)	(.25)
Net realized gains	—	(.02)	—	—	—
Tax return of capital	(.07)	—	—	—	—
Total distributions	(.23)	(.26)	(.34)	(.24)	(.25)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 3.80	$ 4.71	$ 4.68	$ 4.69	$ 4.76
Total Return (%)[b]	(15.09)[c]	6.37[c]	7.45[c]	3.53[c]	11.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	17	22	29	46
Ratio of expenses before expense reductions (%)	1.96	1.86	2.16	2.22	1.94
Ratio of expenses after expense reductions (%)	1.88	1.85	1.94	2.04	1.94
Ratio of net investment income (%)	3.99	4.52	4.43	4.65	5.12
Portfolio turnover rate (%)	185	137	175	130	169
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.71	$ 4.72	$ 4.79	$ 4.56
Income (loss) from investment operations: Net investment income[a]	.18	.21	.20	.22	.24
Net realized and unrealized gain (loss)	(.86)	.07	.13	(.05)	.25
Total from investment operations	(.68)	.28	.33	.17	.49
Less distributions from: Net investment income	(.16)	(.24)	(.34)	(.24)	(.26)
Net realized gains	—	(.02)	—	—	—
Tax return of capital	(.07)	—	—	—	—
Total distributions	(.23)	(.26)	(.34)	(.24)	(.26)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 3.82	$ 4.73	$ 4.71	$ 4.72	$ 4.79
Total Return (%)[b]	(14.98)[c]	6.16[c]	7.41[c]	3.58	11.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	28	22	20	20
Ratio of expenses before expense reductions (%)	1.89	1.84	1.94	2.04	1.90
Ratio of expenses after expense reductions (%)	1.87	1.84	1.93	2.04	1.90
Ratio of net investment income (%)	4.00	4.53	4.44	4.65	5.16
Portfolio turnover rate (%)	185	137	175	130	169
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[b]	.22	.26	.25	.20
Net realized and unrealized gain (loss)	(.85)	.07	.13	(.17)
Total from investment operations	(.63)	.33	.38	.03
Less distributions from: Net investment income	(.20)	(.29)	(.39)	(.22)
Net realized gains	—	(.02)	—	—
Tax return of capital	(.07)	—	—	—
Total distributions	(.27)	(.31)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69
Total Return (%)	(14.06)[c]	7.25[c]	8.57[c]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	1
Ratio of expenses before expense reductions (%)	1.03	.92	.96	1.01*
Ratio of expenses after expense reductions (%)	.89	.90	.95	1.01*
Ratio of net investment income (%)	4.97	5.47	5.42	5.76*
Portfolio turnover rate (%)	185	137	175	130
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in September 2008, FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. The FSP requires enhanced disclosures regarding credit derivatives sold by the Fund, including credit default swaps sold. The FSP is effective for fiscal and interim reporting periods ending after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of the FSP.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts part of the Fund's global tactical asset allocation strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain. The Fund may also enter into option contracts as part of its global tactical asset allocation strategy.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $73,454,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000), October 31, 2014 ($4,983,000) and October 31, 2016 ($5,169,000), the respective expiration dates, whichever occurs first. During the year ended October 31, 2008, the Fund lost through expiration $25,665,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (73,454,000)
Net unrealized appreciation (depreciation) on investments	$ (61,569,134)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 16,796,432	$ 23,449,870
Tax return of capital	$ 5,605,827	$ —
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $356,947,032 and $313,176,102, respectively. Purchases and sales of US Treasury securities aggregated $321,057,639 and $336,111,665, respectively.

For the year ended October 31, 2008, transactions for the written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	$ —	$ —
Options written	48,000,000	283,800
Outstanding, end of period	$ 48,000,000	$ 283,800

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. The Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

For the period from November 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.12%
Class B	1.87%
Class C	1.87%
Class S	.87%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

Accordingly, for the year ended October 31, 2008, the Advisor waived a portion of its management fee pursuant to the Amended and Restated Investment Management Agreement aggregating $31,203 and the amount charged aggregated $1,982,133, which was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Administration Fee. Effective May 1, 2008, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through October 31, 2008, the Advisor received an Administration Fee of $191,128, of which $28,606 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 465,214	$ —	$ 127,531
Class B	29,281	9,360	6,184
Class C	36,683	—	9,990
Class S	8,244	4,413	—
	$ 539,422	$ 13,773	$ 143,705

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 107,986	$ 6,406
Class C	212,532	15,779
	$ 320,518	$ 22,185

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 760,333	$ 54,892.22%
Class B	35,834	2,181.25%
Class C	70,120	5,108.25%
	$ 866,287	$ 62,181

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $38,705.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $31,787 and $3,980, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $847 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $37,910, of which $18,176 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $19,545 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2008, the Advisor agreed to reimburse the Fund $875, which represented a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $3,845 and $2,452, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,019,844	$ 63,899,853	15,141,528	$ 70,645,230
Class B	835,128	3,786,442	730,944	3,401,588
Class C	2,184,100	9,915,914	2,660,083	12,472,733
Class S	685,861	3,059,758	404,542	1,889,764
		$ 80,661,967		$ 88,409,315
Shares issued to shareholders in reinvestment of distributions
Class A	3,418,540	$ 15,263,588	3,210,062	$ 14,954,294
Class B	107,316	481,256	152,724	712,112
Class C	209,411	941,851	201,434	944,367
Class S	44,393	196,728	24,546	114,355
		$ 16,883,423		$ 16,725,128
Shares redeemed
Class A	(17,107,172)	$ (76,017,433)	(12,057,676)	$ (56,147,373)
Class B	(1,872,822)	(8,426,121)	(2,039,653)	(9,494,648)
Class C	(2,118,766)	(9,456,418)	(1,534,319)	(7,191,030)
Class S	(236,231)	(1,034,482)	(167,698)	(785,402)
		$ (94,934,454)		$ (73,618,453)
Redemption fees		$ 4,552		$ 18,633
Net increase (decrease)
Class A	331,212	$ 3,148,038	6,293,914	$ 29,469,301
Class B	(930,378)	(4,158,404)	(1,155,985)	(5,380,914)
Class C	274,745	1,403,392	1,327,198	6,227,461
Class S	494,023	2,222,462	261,390	1,218,775
		$ 2,615,488		$ 31,534,623

I. Payments made by Affiliates

During the year ended October 31, 2008, the Advisor fully reimbursed the Fund $5,442 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Fund (the "Fund"), including the investment portfolio, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2008

Tax Information (Unaudited)

For corporate shareholders, 2% of the income dividends paid during the Fund's fiscal year ended October 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Strategic Income Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	53,270,725.4991	1,993,287.8030
Henry P. Becton, Jr.	53,259,450.3381	2,004,562.9640
Dawn-Marie Driscoll	53,288,660.6081	1,975,352.6940
Keith R. Fox	53,277,391.4051	1,986,621.8970
Paul K. Freeman	53,292,983.0801	1,971,030.2220
Kenneth C. Froewiss	53,290,376.5101	1,973,636.7920
Richard J. Herring	53,300,557.7231	1,963,455.5790
William McClayton	53,285,719.4731	1,978,293.8290
Rebecca W. Rimel	53,289,559.3301	1,974,453.9720
William N. Searcy, Jr.	53,278,905.3891	1,985,107.9130
Jean Gleason Stromberg	53,292,475.2791	1,971,538.0230
Robert H. Wadsworth	53,279,803.7631	1,984,209.5390
Axel Schwarzer	53,277,474.4911	1,986,538.8110

2. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
39,172,748.8701	1,539,446.9440	2,706,339.4880

3. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
39,001,945.4221	1,709,820.3130	2,706,769.5670

4. Approval of the Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
38,995,423.9561	1,654,088.5000	2,769,022.8460

The Meeting was reconvened on June 13, 2008, at which time the following matter was voted upon by the shareholders. ("Number of Votes" represents all funds that are a series of DWS Strategic Income Fund.)

4A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
43,391,047.1741	1,521,365.9140	3,140,967.8220

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-periods ended December 31, 2007 and outperformed its benchmark for the five-year period ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Strategic Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$64,478	$0	$10,497	$0
2007	$57,450	$0	$7,834	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$10,497	$382,000	$1,474,733	$1,867,230
2007	$7,834	$486,614	$1,129,726	$1,624,174

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008